 TRIBUTARY FUNDS, INC.
Supplement dated October 3, 2016 to the
Statement of Additional Information ("SAI") dated August 1, 2016
Effective September 30, 2016, the Board of Directors approved the election of Stephen C. Wade as Chairman of the Board, President, and a Director of Tributary Funds, Inc. (the "Company") in place of Stephen R. Frantz, who resigned as Chairman of the Board, President, and a Director of the Company. Accordingly, the following changes are made to the SAI.
The chart on page 26 of the SAI under the heading "Directors and Officers" is revised to replace Mr. Frantz' biography with the following:
Name, Address, and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Interested Director*
Stephen C. Wade 1620 Dodge Street Omaha, NE 68197 Age 51	Director, Chairman of the Board and President	Since September 2016	Senior Vice President - Investment Services, First National Bank of Omaha (December 2013 to present); Managing Director – Institutional Trust, First National Bank of Omaha (February 2011 to December 2013).	6	Director, First National Capital Markets, Inc.

* As defined in the 1940 Act, Mr.  Wade is an "interested" director because he is an officer of First National Bank of Omaha, the parent of the Funds' investment adviser, and an owner of securities issued by First National of Nebraska, Inc.

On Page 27 of the SAI, the description of Mr. Frantz' experience, qualifications, and skills is replaced with the following:

Stephen C. Wade. Mr. Wade's service as Senior Vice President – Investment Services of First National Bank of Omaha, as well as experience in other managerial roles with First National Bank of Omaha and as Chief Financial Officer of Castle Bank over a more than 20 year career in financial services brings relevant managerial experience in the financial services industry to the Company's Board, and qualifies him to serve as a member of the Company's Board.

The Chart on Page 27 of the SAI, under the heading "Other Executive Officers" is revised to add the following:

Name, Address, and Age of Executive Officer	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brittany Fahrenkrog 1620 Dodge Street Omaha, NE 68197 Age 38	Senior Vice President	Since September 2016	Director, Client Services, Tributary Capital Management, LLC (since May 2010).

The Chart on Page 29 of the SAI is revised to remove Mr. Frantz' information as to shares beneficially owned in the Funds, and replace it with the following information for Mr. Wade, as of June 30, 2016.

Mr. Wade

Short-Intermediate Bond Fund	$10,001-$50,000
Income Fund	None
Nebraska Tax-Free Fund	None
Balanced Fund	None
Growth Opportunities Fund	$50,001-$100,000
Small Company Fund	$10,001-$50,000
All Funds in the Aggregate	Over $100,000

On Page 30 of the SAI, the disclosure of Mr. Frantz' compensation from the Funds is replaced with the following:

Name and Position	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Retirement Benefits	Total Compensation From Company

Interested Director
Stephen C. Wade Chairman of the Board, President and Director	$0	$0	$0	$0

The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The officers of the Company may, from time to time, serve as officers of other investment companies. Atlantic Fund Administration (d/b/a Atlantic Fund Services) ("Atlantic") and Tributary Capital Management, LLC, serve as the Funds' Co-Administrator and receive fees from each of the Funds for acting as Co-Administrator. Ms. Shaw and Mr. Malaspina are employees of Atlantic and, as such, are compensated by Atlantic. Foreside Financial Group, LLC, or an affiliate or subsidiary thereof, ("Foreside") provides the Funds with certain compliance services as the successor to Beacon Hill Fund Services, Inc. Mr. Ruehle is an employee of Foreside and, as such, is compensated by Foreside. Ms. Fahrenkrog is an employee of Tributary Capital Management, LLC. and as such is compensated by Tributary.

Please retain this supplement for future reference.